TCW/DW TERM TRUST 2003                                  Two World Trade Center,
Letter to the Shareholders                              New York, New York 10048
September 30, 2000


DEAR SHAREHOLDER:

For the 6 months ended September 30, 2000, the net asset value of TCW/DW Term Trust 2003 increased from $9.91 to $10.14 per share. Based on this change, and including reinvestment of dividends totaling approximately $0.30 per share, the Trust's total rate of return for the period was 5.78 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange
(NYSE) increased from $8.875 to $9.375 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 9.20 percent.


THE MARKET

The long-awaited evidence of slowing economic growth finally emerged in June, boosting returns in most sectors of the U.S. bond market. The bond market rallied for much of the summer on evidence of moderating economic growth and benign inflation reports. By August 24, the 30-year benchmark U.S. Treasury bond had fallen to 5.66 percent, its low to date for the year. But rising oil prices and a heavy new-issue calendar in the corporate sector soon caused yields in the intermediate to long end of the curve to move higher. By mid September, the yield on the 30-year Treasury had risen to 5.95 percent. However, declines in the stock market, along with a retreat in crude oil prices in the final trading sessions of September, boosted Treasury returns and brought yields on 10- and 30-year benchmark Treasuries back down to 5.80 percent and 5.88 percent, respectively, by quarter-end.

Changes in market expectations caused the yield curve to become less inverted over the summer. The yield on the 10-year Treasury bond fell below the yield on the 30-year for the first time since mid January. With further rate hikes by the Fed considered unlikely, investors sold long-term Treasuries and reinvested in higher-yielding securities at the short end of the curve and in the corporate sector. Long-term Treasuries also fell out of favor amid a growing consensus that the new administration will be less

TCW/DW TERM TRUST 2003
Letter to the Shareholders September 30, 2000, continued


committed to eliminating Treasury debt than was the Clinton administration. Diminished concern over a reduction in the supply of outstanding Treasury debt caused spreads on GNMAs to cheapen relative to FNMAs and FHLMCs, as the full faith and credit guarantee lost importance in the marketplace. Mortgage spreads to Treasuries tightened, resulting in substantial performance gains for the mortgage sector relative to other fixed-income areas.


THE PORTFOLIO

As of September 30, 2000, approximately 71 percent of the Trust's portfolio was invested in mortgage pass-through securities issued by U.S. government agencies or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that corresponded closely to the termination date of the Trust. An additional 17 percent was invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 12 percent was invested in AAA-rated municipal bonds and short-term investments. At September 30, 2000, the Trust's degree of leverage (the ratio of debt to assets) was 30.1 percent of total portfolio assets.


LOOKING AHEAD

Oil prices have recently declined because of a release from the Strategic Petroleum Reserve; however, the outlook remains very precarious, due to recent turmoil in the Middle East. TCW Investment Management Company (TCW), the Fund's adviser, believes that any disruption in oil could adversely affect Europe far more than the U.S., further strengthening the dollar vis-a-vis the yen and the euro. Furthermore, the markets have become increasingly concerned about earnings prospects. With the Fed well aware of these potential risks, the possibility of a Fed rate hike seems remote. TCW believes that the outlook for mortgages is very favorable. According to TCW, this asset class has far less exposure to economic slowdowns than do the credit sectors due to U.S. government and agency guarantees. Other variables that affect mortgages on both a fundamental and a technical basis are highly positive. First, supply is decreasing as a result of a slowing housing market and an increase in consumer preference for adjustable as opposed to fixed-rate mortgage loans. Interest-rate volatility has also declined, because the Fed appears to be on hold for the time being. Furthermore, prepayments are relatively modest now and, more importantly, the mortgage index is trading at a discount to par, which means that every prepayment leads to an increase rather than a decrease in return. TCW anticipates that more money will flow into mortgage-backed securities this quarter as managers attempt to minimize credit risk and avoid the low Treasury yields. These factors all promote further tightening and performance gains.

TCW/DW TERM TRUST 2003
Letter to the Shareholders September 30, 2000, continued


The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 2,337,960 shares of common stock at a weighted average market discount of 7.79 percent.

We appreciate your support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs.



Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                       COUPON       MATURITY
 THOUSANDS                                                                        RATE          DATE          VALUE
-----------                                                                  -------------   ----------   -------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (117.5%)
             U.S. GOVERNMENT AGENCIES (82.0%)
  $ 2,802    Federal Home Loan Mortgage Corp. 1409 S (PAC) ..................   9.66 +%        11/15/07    $ 2,732,342
   70,000    Federal Home Loan Mortgage Corp. 1465 G (PAC)++ ................   7.00           12/15/07     70,050,449
   19,608    Federal Home Loan Mortgage Corp. 1507 L++ ......................   7.00           10/15/22     18,869,312
    9,700    Federal Home Loan Mortgage Corp. 1522 K++ ......................   6.50           12/15/22      9,259,729
      860    Federal Home Loan Mortgage Corp. 1524 SA .......................   8.50 +         05/15/08        866,147
    8,281    Federal Home Loan Mortgage Corp. 1535 B++ ......................   7.00           01/15/23      7,916,320
    3,814    Federal Home Loan Mortgage Corp. 1539 SA .......................   5.407+         06/15/08      3,567,682
   41,257    Federal Home Loan Mortgage Corp. 1542 N (PAC)++ ................   7.00           01/15/22     40,819,835
   38,223    Federal Home Loan Mortgage Corp. 1543 UG (PAC)++ ...............   7.00           01/15/23     37,399,868
   17,005    Federal Home Loan Mortgage Corp. 1544 M ........................   7.176+         07/15/08     14,863,168
    2,213    Federal Home Loan Mortgage Corp. 1556 SA .......................   7.607+         08/15/13      2,139,473
   12,360    Federal Home Loan Mortgage Corp. 1563 SA .......................   6.703+         08/15/08     11,726,550
    5,123    Federal Home Loan Mortgage Corp. 1565 IB (TAC) .................   3.55 +         08/15/08      4,978,435
    8,894    Federal Home Loan Mortgage Corp. 1576 SA .......................   3.748+         09/15/08      7,643,241
   32,363    Federal Home Loan Mortgage Corp. 1602 PW (PAC) .................   6.50           12/15/21     31,999,531
    3,539    Federal Home Loan Mortgage Corp. 1604 S ........................   2.534+         11/15/08      3,393,406
    2,572    Federal Home Loan Mortgage Corp. 1606 KD (PAC) .................   3.232+         11/15/08      2,505,846
   10,903    Federal Home Loan Mortgage Corp. 1970 PC (PAC) .................   6.75           11/15/21     10,845,107
   38,369    Federal Home Loan Mortgage Corp. G 15 PA++ .....................   7.00           12/25/21     37,093,120
    6,710    Federal National Mortgage Assoc. 1993-101 SA (TAC) .............   9.227+         06/25/08      6,735,103
    6,394    Federal National Mortgage Assoc. 1993-101 SB (TAC) .............   7.98 +         06/25/08      6,602,287
    4,126    Federal National Mortgage Assoc. 1993-114 SC ...................   9.00 +         07/25/08      4,000,803
   32,200    Federal National Mortgage Assoc. 1993-121 B++ ..................   7.00           03/25/23     30,959,105
   19,250    Federal National Mortgage Assoc. 1993-135 S ....................   4.178+         07/25/08     16,398,498
    3,168    Federal National Mortgage Assoc. 1993-135 SB ...................   4.364+         06/25/08      2,717,459
   26,400    Federal National Mortgage Assoc. 1993-141 B ....................   7.00           04/25/23     25,878,075
    1,280    Federal National Mortgage Assoc. 1993-141 SA ...................  10.00 +         03/25/23      1,297,105
   31,579    Federal National Mortgage Assoc. 1993-165 SM (TAC) .............   4.712+         05/25/23     30,497,284
    4,792    Federal National Mortgage Assoc. 1993-173 S ....................   3.225+         09/25/08      4,390,049
   71,000    Federal National Mortgage Assoc. 1993-21 H (PAC)++ .............   7.00           03/25/22     70,467,173
   12,210    Federal National Mortgage Assoc. 1993-20 L .....................   7.00           12/25/22     11,600,087
   26,250    Federal National Mortgage Assoc. 1993-206 N++ ..................   6.50           11/25/23     25,328,347
    2,948    Federal National Mortgage Assoc. 1993-233 J ....................   6.00           06/25/08      2,895,713
   15,398    Federal National Mortgage Assoc. 1993-41C (PAC)++ ..............   7.00           03/25/21     15,222,798
    6,943    Federal National Mortgage Assoc. 1993-63 SD (TAC) ..............   6.953+         05/25/08      6,300,389
    4,854    Federal National Mortgage Assoc. 1993-65 SC ....................   7.561+         06/25/12      4,607,087
   15,177    Federal National Mortgage Assoc. 1993-72 SA ....................   5.173+         05/25/08     13,507,438
   12,204    Federal National Mortgage Assoc. 1993-72 S .....................   8.75 +         05/25/08     12,043,862
    3,725    Federal National Mortgage Assoc. 1993-86 SD ....................   8.523+         05/25/08      3,673,845
    9,019    Federal National Mortgage Assoc. 1993-93 SA ....................   8.645+         05/25/08      9,098,168
    9,087    Federal National Mortgage Assoc. 1993-95 SE ....................   8.407+         06/25/08      9,378,950
   10,000    Federal National Mortgage Assoc. 1993-98 N .....................   7.00           06/25/23      9,731,200

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
-----------                                                                          -------------   ----------  --------------
  $ 9,334   Federal National Mortgage Assoc. 1993-196 SA .............................. 5.945+%        10/25/08   $  8,666,379
   28,799   Federal National Mortgage Assoc. 1993-26 A ................................ 7.00           07/25/23     27,304,445
                                                                                                                  ------------
            TOTAL U.S. GOVERNMENT AGENCIES (Cost $691,153,770) ...............................................     677,971,210
                                                                                                                  ------------
            PRIVATE ISSUES (35.5%)
    7,165   Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) ..................... 7.10           06/25/24      7,110,255
   14,026   Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) ..................... 7.50           08/25/24     14,165,416
   54,416   Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC) .................... 7.50           08/25/24     53,045,087
   25,800   Chase Mortgage Finance Corp. 1993-G A10 (PAC) ............................. 7.00           05/25/24     25,485,498
    4,718   First Boston Mortgage Securities Corp. 1993-5 A15 ......................... 7.30           03/25/09      4,725,041
   36,683   General Electric Capital Mortgage Services, Inc. 1994-1 A8 ................ 6.50           01/25/24     34,514,114
   14,252   Prudential Home Mortgage Securities 1993-23 A12 (PAC) ..................... 6.50           07/25/08     13,817,364
   22,589   Prudential Home Mortgage Securities 1993-35 A12 ........................... 6.75           09/25/08     21,963,105
   18,000   Prudential Home Mortgage Securities 1993-60 A3 (PAC) ...................... 6.75           12/25/23     17,409,440
   10,000   Resolution Funding Mortgage Securities I 1997-S 12 A12 (PAC) .............. 6.75           08/25/27      9,769,073
   36,408   Resolution Funding Mortgage Securities I 1993-S 40 A8 (TAC) ............... 6.75           11/25/23     35,303,825
    5,315   Ryland Mortgage Securities Corp. 1993-3 7 (PAC) ........................... 6.712          08/25/08      4,997,798
   26,385   Salomon Brothers Mortgage Securities VII Inc. 1993-3 A7C .................. 7.20           08/25/23     26,351,903
   25,429   Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4 ................... 7.293*         10/25/18     25,309,468
                                                                                                                  ------------
            TOTAL PRIVATE ISSUES (Cost $298,595,685) .........................................................     293,967,387
                                                                                                                  ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $989,749,455) ....................................     971,938,597
                                                                                                                  ------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (7.6%)
    5,499   Federal Home Loan Mortgage Corp. PC Gold++ ................................ 6.00           06/01/08      5,346,695
    1,329   Federal National Mortgage Assoc. .......................................... 5.50           02/01/09      1,277,878
    1,551   Federal National Mortgage Assoc. .......................................... 7.00           08/01/08      1,555,029
    8,829   Federal National Mortgage Assoc. ARM ...................................... 6.901          07/01/30      8,806,020
   19,885   Federal National Mortgage Assoc. ARM ...................................... 7.002          08/01/30     19,798,232
    9,208   Federal National Mortgage Assoc. ARM ...................................... 7.41           07/01/30      9,277,241
   16,406   Federal National Mortgage Assoc. ARM ...................................... 7.51           07/01/30     16,394,876
                                                                                                                  ------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Cost $62,424,583) ...............................................................................      62,455,971
                                                                                                                  ------------
            TAX-EXEMPT MUNICIPAL BONDS (16.8%)
            Educational Facilities Revenue (4.0%)
    5,000   Maricopa County Unified School District # 41, Arizona, Gilbert Refg (FGIC)  0.00           01/01/03      4,505,550
    6,000   Maricopa County Unified School District # 28, Arizona, Kyrene Elementary
             Refg Ser 1993 B (FGIC) ................................................... 0.00           07/01/04      5,033,880
   11,445   Houston Independent School District, Texas, Refg .......................... 0.00           08/15/04      9,493,284
             Spring Independent School District, Texas,
    8,205   Refg Ser 1993 ............................................................. 0.00           02/15/03      7,326,491
    8,100   Refg Ser 1993 ............................................................. 0.00           02/15/04      6,882,651
                                                                                                                  ------------
                                                                                                                    33,241,856
                                                                                                                  ------------

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                  COUPON        MATURITY
 THOUSANDS                                                                   RATE           DATE          VALUE
-----------                                                               ----------     ----------  ---------------
             Electric Revenue (4.6%)
 $ 12,840    Austin, Texas, Combined Ser A (MBIA) .........................  0.00 %        11/15/02   $  11,617,651
             San Antonio, Texas,
   12,700     Electric & Gas Refg Ser A (Ambac) ...........................  0.00          02/01/03      11,363,833
   17,500     Electric & Gas Refg Ser A (Ambac) ...........................  0.00          02/01/04      14,902,825
                                                                                                      -------------
                                                                                                         37,884,309
                                                                                                      -------------
             General Obligation (5.6%)
   19,650    North Slope Boro, Alaska, Ser 1992 A (MBIA) ..................  0.00          06/30/02      18,088,611
    5,000    Scottsdale, Arizona, Refg (Secondary MBIA) ...................  0.00          07/01/04       4,194,900
             Port of Oakland, California,
    3,000     Refg Ser 1993 F (MBIA) ......................................  0.00          11/01/03       2,619,450
    3,500     Refg Ser 1993 F (MBIA) ......................................  0.00          11/01/04       2,917,705
    6,500    New Orleans, Louisiana, Refg (Ambac) .........................  0.00          09/01/04       5,388,305
   16,000    Pennsylvania, Second Ser 1992 (Secondary MBIA) ...............  0.00          07/01/04      13,354,880
                                                                                                      -------------
                                                                                                         46,563,851
                                                                                                      -------------
             Hospital Revenue (1.0%)
   10,000    California Statewide Communities Development Authority,
              UniHealth Ser A (Ambac) .....................................  0.00          10/01/04       8,387,000
                                                                                                      -------------
             Other Revenue (0.6%)
    5,460    Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) .............  0.00          12/01/03       4,695,818
                                                                                                      -------------
             Water & Sewer Revenue (1.0%)
   10,000    Houston Texas, Water & Sewer Jr Lien Ser C (Ambac) ...........  0.00          12/01/03       8,597,700
                                                                                                      -------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $136,169,073) ...............................       139,370,534
                                                                                                      -------------
             SHORT-TERM INVESTMENT (0.5%)
             REPURCHASE AGREEMENT
    3,766    The Bank of New York (dated 09/29/00; proceeds $3,767,950) (a)
              (Cost $3,765,989) ...........................................  6.25          10/02/00       3,765,989
                                                                                                      -------------

             TOTAL INVESTMENTS (Cost $1,192,109,100) (b) ................................... 142.4%   1,177,531,091


             LIABILITIES IN EXCESS OF OTHER ASSETS ......................................... (42.4)    (350,541,741)
                                                                                             -----    -------------

             NET ASSETS .................................................................... 100.0%   $ 826,989,350
                                                                                             =====    =============



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Portfolio of Investments September 30, 2000 (unaudited) continued

---------------
ARM    Adjustable Rate Mortgage.
PC     Participation Certificate.
PAC    Planned Amortization Class.
TAC    Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
*      Floating rate security. Rate shown is the rate in effect at September
       30, 2000.
(a)    Collateralized by $3,751,818 Federal Home Loan Mortgage Corp.
       6.875% due 01/15/05 valued at $3,841,312.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,901,432 and the aggregate gross unrealized depreciation is $20,479,441, resulting in net unrealized depreciation of $14,578,009.


Bond Insurance:
--------------

Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
MBIA   Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (unaudited)


ASSETS:
Investments in securities, at value
  (cost $1,192,109,100) ..................................    $1,177,531,091
Interest receivable ......................................         5,854,982
Prepaid expenses .........................................            19,841
                                                              --------------
   TOTAL ASSETS ..........................................     1,183,405,914
                                                              --------------
LIABILITIES:
Reverse repurchase agreements ............................       354,173,000
Payable for:
   Interest ..............................................         1,187,343
   Management fee ........................................           318,607
   Shares of beneficial interest repurchased .............           291,599
   Investment advisory fee ...............................           212,405
Accrued expenses and other payables ......................           233,610
Contingencies (Note 8) ...................................                 -
                                                              --------------
   TOTAL LIABILITIES .....................................       356,416,564
                                                              --------------
   NET ASSETS ............................................    $  826,989,350
                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................    $  792,298,987
Net unrealized depreciation ..............................       (14,578,009)
Accumulated undistributed net investment income ..........        54,152,760
Accumulated net realized loss ............................        (4,884,388)
                                                              --------------
   NET ASSETS ............................................    $  826,989,350
                                                              ==============
NET ASSET VALUE PER SHARE,
  81,557,980 shares outstanding
  (unlimited shares authorized of $.01 par value).........            $10.14
                                                              ==============



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended September 30, 2000 (unaudited)


NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $40,812,976
                                                  -----------
EXPENSES
Management fee ................................     1,605,880
Investment advisory fee .......................     1,070,587
Transfer agent fees and expenses ..............        93,709
Shareholder reports and notices ...............        63,981
Insurance expenses ............................        46,239
Professional fees .............................        39,889
Registration fees .............................        36,154
Trustees' fees and expenses ...................         5,836
Custodian fees ................................         2,900
Other .........................................        16,675
                                                  -----------
   TOTAL OPERATING EXPENSES ...................     2,981,850
Interest expense ..............................    11,869,022
                                                  -----------
   TOTAL EXPENSES .............................    14,850,872
   NET INVESTMENT INCOME ......................    25,962,104
                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................    (1,834,801)
Net change in unrealized depreciation .........    18,078,871
                                                  -----------
   NET GAIN ...................................    16,244,070
                                                  -----------
NET INCREASE ..................................   $42,206,174
                                                  ===========



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                            FOR THE SIX        FOR THE YEAR
                                                                           MONTHS ENDED           ENDED
                                                                        SEPTEMBER 30, 2000    MARCH 31, 2000
                                                                       --------------------  ---------------
                                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................................     $  25,962,104      $ 63,024,112
Net realized gain (loss) ............................................        (1,834,801)          214,788
Net change in unrealized appreciation/depreciation ..................        18,078,871       (49,835,038)
                                                                          -------------      ------------
   NET INCREASE .....................................................        42,206,174        13,403,862
Dividends from net investment income ................................       (25,223,924)      (55,079,143)
Decrease from transactions in shares of beneficial interest .........       (21,310,207)      (32,786,309)
                                                                          -------------      ------------
   NET DECREASE .....................................................        (4,327,957)      (74,461,590)
NET ASSETS:
Beginning of period .................................................       831,317,307       905,778,897
                                                                          -------------      ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $54,152,760 and $53,414,580, respectively) .......................     $ 826,989,350      $831,317,307
                                                                          =============      ============


                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the six months ended September 30, 2000 (unaudited)


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................    $ 25,962,104
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........         316,251
Increase in payables related to operations .............................         303,137
Net amortization of discount/premium ...................................      (3,746,141)
                                                                            ------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................      22,835,351
                                                                            ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................     (54,563,940)
Principal sales/prepayments of investments .............................      91,970,631
Net sales of short-term investments ....................................         609,353
                                                                            ------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................      38,016,044
                                                                            ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............     (21,222,471)
Net payments for maturities of reverse repurchase agreements ...........     (14,405,000)
Dividends to shareholders from net investment income ...................     (25,223,924)
                                                                            ------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................     (60,851,395)
                                                                            ------------
NET INCREASE (DECREASE) IN CASH ........................................          -
                                                                            ------------
CASH BALANCE AT BEGINNING OF PERIOD ....................................          -
                                                                            ------------
CASH BALANCE AT END OF PERIOD ..........................................          -
                                                                            ============
Cash paid during the period for interest ...............................    $ 10,869,981
                                                                            ============

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 2000 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 2000 (unaudited) continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended September 30, 2000 were as follows:


                                                               PURCHASES    SALES/PREPAYMENTS
                                                             ------------- ------------------
U.S. Government Agencies ...................................  $54,563,940      $85,917,577
Private Issue Collateralized Mortgage Obligations ..........            -        6,053,054

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,100.

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 2000 (unaudited) continued


4.  SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                           PAR VALUE     EXCESS OF
                                                                               SHARES      OF SHARES     PAR VALUE
                                                                          --------------- ----------- ---------------
Balance, March 31, 1999 .................................................   87,467,540      $874,675    $845,520,828
Treasury shares purchased and retired (weighted average discount 7.58%)*    (3,571,600)      (35,716)    (32,750,593)
                                                                            ----------      --------    -------------
Balance, March 31, 2000 .................................................   83,895,940       838,959    $812,770,235
Treasury shares purchased and retired (weighted average discount 7.79%)*    (2,337,960)      (23,380)    (21,286,827)
                                                                            ----------      --------    -------------
Balance, September 30, 2000 .............................................   81,557,980      $815,579    $791,483,408
                                                                            ==========      ========    ============

------------
*     The Trustees have voted to retire the shares purchased.


5. FEDERAL INCOME TAX STATUS


At March 31, 2000 the Trust had a net capital loss carryover of approximately $3,050,000 of which $2,754,000 will be available through March 31, 2003 and $296,000 will be available through the termination date of the Trust to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


6.  REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 2000, securities valued at $368,732,750, were pledged as collateral.

At September 30, 2000, the reverse repurchase agreements outstanding were $354,173,000 with a weighted interest rate of 6.60% maturing within 37 days. The maximum and average daily amounts outstanding during the period were $374,044,000, and $361,665,721, respectively. The weighted average interest rate during the period was 6.46%.

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 2000 (unaudited) continued


7. DIVIDENDS

The Trust declared the following dividends from net investment income:



     DECLARATION         AMOUNT PER           RECORD              PAYABLE
         DATE               SHARE              DATE                 DATE
---------------------   ------------   -------------------   ------------------
September 26, 2000        $ 0.047       October 6, 2000      October 20, 2000
 October 24, 2000         $ 0.047       November 3, 2000     November 17, 2000


8. LITIGATION

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to the state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000 and the litigation remains

TCW/DW TERM TRUST 2003
Notes to Financial Statements September 30, 2000 (unaudited) continued


pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                        FOR THE SIX                      FOR THE YEAR ENDED MARCH 31,
                                                       MONTHS ENDED     ------------------------------------------------------------
                                                    SEPTEMBER 30, 2000*    2000*        1999        1998          1997       1996
                                                    ------------------- ----------- ----------- ------------ ------------ ----------
                                                       (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $ 9.91          $ 10.36      $ 10.11     $  8.97       $  8.88    $  7.96
                                                          ------          -------      -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment income ............................         0.31             0.73         0.74        0.70          0.70       0.63
 Net realized and unrealized gain (loss) ..........         0.20            (0.57)        0.09        1.01         (0.10)      0.76
                                                          ------          --------     -------     -------       --------   -------
Total income from investment operations ...........         0.51             0.16         0.83        1.71          0.60       1.39
                                                          ------          --------     -------     -------       --------   -------
Less dividends from net investment income .........        (0.30)           (0.64)       (0.63)      (0.63)        (0.59)     (0.54)
                                                          -------         --------     --------    --------      --------   --------
Anti-dilutive effect of acquiring treasury shares..         0.02             0.03         0.05        0.06          0.08       0.07
                                                          -------         --------     --------    --------      --------   --------
Net asset value, end of period ....................       $10.14          $  9.91      $ 10.36     $ 10.11       $  8.97    $  8.88
                                                          ======          =======      =======     =======       =======    =======
Market value, end of period .......................       $ 9.375         $ 8.875      $ 9.375     $ 9.063       $ 7.875    $  7.25
                                                          =======         =======      =======     =======       =======    =======
TOTAL RETURN+ .....................................         9.20%(1)         1.46%       10.56%      23.65%      17.22%       15.39%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................         0.73%(2)         0.73%        0.74%       0.74%       0.74%        0.77%
Interest expense ..................................         2.88%(2)         2.38%        2.40%       2.54%       2.42%        2.36%
Total expenses ....................................         3.61%(2)         3.11%        3.14%       3.28%       3.16%        3.13%
Net investment income .............................         6.31%(2)         7.31%        6.93%       6.97%       7.57%        6.98%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $826,989         $831,317     $905,779    $934,981    $886,618     $933,698
Portfolio turnover rate ...........................            5%(1)            6%           -           2%          -            1%



-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2003
Change in Independent Accountants


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

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




TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Phillip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


MANAGER

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048


ADVISER

TCW Investment Management Company
865 South Figueroa Street, Suite 8100
Los Angeles, CA 90017


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




TCW/DW
TERM TRUST
2003





[GRAPHIC OMITTED]


SEMIANNUAL REPORT
September 30, 2000